                                                                Exhibit 10.19

                                  EXCHANGE AGREEMENT


     AGREEMENT, dated as of July 8, 1998, by and among NETWORK-1 SECURITY SOLUTIONS, INC. (the "Company"), a Delaware corporation with offices at 909 Third Avenue, New York, New York 10022, and the securityholders signatory hereto (collectively, the "Securityholders").

     WHEREAS, as part of the recapitalization of the Company prior to its initial public offering of its securities and at the request of the Underwriter, Whale Securities Co., L.P., the Board of Directors of the Company has determined that it is in the best interest of the Corporation to reduce the number of outstanding warrants and options by exchanging such securities for shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), upon the terms and subject to the conditions set forth herein;

     WHEREAS, the number of shares of Common Stock to be issued in exchange for the warrants and options to purchase up to held by the Securityholders (the "Warrants and Options") has been determined by the Board of Directors of the Company based upon the fair market value of such securities utilizing the Black Scholes method of valuation;

     WHEREAS, each of the Securityholders and the Company desire that the Securityholders exchange Warrants and Options to purchase up to an aggregate of 1,271,786 shares of Common Stock for an aggregate of 961,249 shares of Common Stock on the terms and subject to the conditions set forth herein. The Common Stock issuable in exchange for the Warrants and Options are referred to herein as the "Shares."

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                      ARTICLE I.

                     Issuance of Shares for Warrants and Options

     1.1 Exchange Agreement. At the Closing provided for in Section 1.2, the Company will issue to each Securityholder and, subject to the terms and conditions of this Agreement, each Securityholder will exchange the Warrants and Options for the number of Shares set forth in Exhibit A hereto (the "Exchange").

     1.2 The Closing. The closing of the Exchange (the "Closing") shall take place at the offices of Bizar Martin & Taub, LLP, 1350 Avenue of the Americas, New York, New York on the date that this Agreement is executed by the parties hereto (the time and date of the Closing being herein referred to as the "Closing Date"). On the Closing Date there will be delivered to the Securityholders the Shares on the Closing Date against delivery and cancellation of the original Warrants or Options.

                                     ARTICLE II.

              Representations, Warranties, and Agreements of the Company

          The Company represents and warrants to, and agrees with, the Securityholders as follows:

     2.1 Corporate Organization and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, and is qualified to transact business and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the business, results of operations, financial condition, or prospects of the Company. The Company has no subsidiaries and has no investment, whether by way of ownership of stock or other securities or by loan, advance, or otherwise, in any corporation, partnership, firm, association, or other business entity. The Company has all required power and authority to own its property and to carry on its business as now conducted and proposed to be conducted.

     2.2 Validity of Transaction. The Company has all requisite power and authority to execute, deliver, and perform this Agreement, and to issue the Shares in exchange for the Warrants and Options. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement, and to authorize the issuance of the Shares for the Warrants and Options. This Agreement, has been duly authorized, executed, and delivered by the Company, and constitutes the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its respective terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally or as rights to indemnification may be limited by applicable securities laws. Except as to filings which may be required under applicable state securities regulations, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental authority or of any court or other tribunal is required by the Company in connection with the transactions contemplated hereby. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by the Company of this Agreement, and the execution, delivery, and performance of this Agreement, will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or By-laws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, business, properties, or assets is subject. The Shares issuable in exchange for the Warrants and Options are duly authorized, will be validly issued, fully paid, and nonassessable, will not have been issued in violation of any preemptive right of stockholders or rights of first refusal, and the Securityholders will have good title to the Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements and voting trusts (other than any created by the Securityholders).

     2.3 Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"), of which 250,000 shares have been designated Series A Redeemable Preferred Stock and 500,000 shares have been designated Series B Convertible Preferred Stock, having the designations, dividend rights, voting powers, conversion and redemption rights, rights on liquidation or dissolution, and other preferences and relative, participating, optional, or other preferences and relative, participating, optional, or other special rights, and the qualifications, limitations or restrictions thereof, set forth in their respective Certificates of Designations. Immediately prior to the Closing, the Company shall have 2,652,805 shares of Common Stock and 500,000 shares of Series B Convertible Preferred Stock outstanding. All issued and outstanding shares of Common Stock and Preferred Stock have been validly issued and are fully paid and nonassessable and have not been issued in violation of any Federal or state securities laws. Except for the obligation of the Company to issue (a) securities as referenced in the Letter of Intent, dated May 14, 1998, between the Company and Whale Securities Co., L.P relating to the initial public offering of its securities, (b) upon the exercise of the options and warrants which are currently outstanding to purchase 2,288,036 shares of Common Stock (including 1,271,786 shares of Common Stock subject to Warrants and Options held by the Securityholders but excluding any options issued or to be issued under the Company's Stock Option Plan), there are not, as of the date hereof, any outstanding or authorized subscriptions, options, warrants, calls, rights, commitments, or any other agreements obligating the Company to issue
(i) any additional shares of its capital stock or (ii) any securities convertible into, or exercisable or exchangeable for, or evidencing the right to subscribe for, any shares of its capital stock. Other than the Company's Stock Option Plan, the Company has not adopted or authorized any plan for the benefit of its officers, employees, or directors which require or permit the issuance, sale, purchase, or grant of any shares of the Company's capital stock, any securities convertible into, or exercisable or exchangeable for, or evidencing the right to subscribe for any shares of the Company's capital stock, or any phantom shares or any stock appreciation rights.


                                     ARTICLE III.

          Representations, Warranties, and Agreements of the Securityholders

     Each of the Securityholders, severally and not jointly, represents and warrants to, and agrees with, the Company as follows:

     3.1 Organization. Such Securityholder (if not an individual) is duly organized under the laws of the state of its jurisdiction of organization and has full power and authority to enter into this Agreement and to consummate the transactions set forth herein. All necessary proceedings have been duly taken to authorize the execution, delivery, and performance of this Agreement by such Securityholder (if not an individual).

     3.2 Accredited Investor; Access to Information. Such Securityholder and, to the knowledge of such Securityholder, each limited partner of such Securityholder in the case of a Securityholder which is a limited partnership, and each partner of such Securityholder in the case of a Securityholder which is a general partnership, is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Securityholder, the shareholders of the general partner of such Securityholder, if any, and each of the limited partners of such Securityholder, if any, has had substantial experience in private securities transactions like this one, is capable of evaluating the merits and risks of an investment in the Company, and has had a full opportunity to discuss the business, management, and financial affairs of the Company with the Company's management. Such Securityholder has received all requested documents from the Company and has had a full opportunity to ask questions of, and receive answers from, the officers of the Company.

     3.3 Investment Intent. Such Securityholder is acquiring the Shares for its, his or her own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act. Such Securityholder understands that Shares have not been registered for sale under the Securities Act or qualified under applicable state securities laws and that the Shares are being offered and sold to such Securityholder pursuant to one or more exemptions. Such Securityholder understands that it, he or she must bear the economic risk of the investment in the Company for an indefinite period of time, as the Shares cannot be sold unless subsequently registered under the Securities Act and qualified under state securities laws, unless an exemption from such registration and qualification is available. Such Securityholder acknowledges that no public market for the securities of the Company presently exists and none may develop in the future.

     3.4 Transfer of Securities. Such Securityholder will not sell or otherwise dispose of the Shares unless (a) a registration statement with respect thereto has become effective under the Securities Act and such Shares have been qualified under applicable state securities laws or (b) there is presented to the Company notice of the proposed transfer and, if it so requests, a legal opinion reasonably satisfactory to the Company that such registration and qualification is not required; provided, however, that no such registration or qualification or opinion of counsel shall be necessary for a transfer by such Securityholder (i) to any entity controlled by, or under common control with, such Securityholder (ii) to a partner or officer of such Securityholder, (iii) to a partner or officer of the general partner of such Securityholder, or (iv) to the spouse, lineal descendants, estate, or a trust for the benefit of any of the foregoing, provided the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were such Securityholder. Such Securityholder consents that any transfer agent of the Company may be instructed not to transfer any Shares unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing such shares (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability of such shares, stating in substance:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN
          ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER ANY STATE
          SECURITIES LAW."

The Company shall, upon the request of any holder of a stock certificate bearing the foregoing legend and the surrender of such certificate, issue a new stock certificate without such legend if (A) the stock evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification, or (B) such holder shall have delivered to the Company a legal opinion reasonably satisfactory to the Company to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

     3.5 Authorization. All actions on the part of such Securityholder necessary for the authorization, execution, delivery, and performance by such Securityholder of this Agreement have been taken. This Agreement has been duly authorized, executed, and delivered by such Securityholder, is the legal, valid, and binding obligation of such Securityholder, and are enforceable as to such Securityholder in accordance with their respective terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally or as rights to indemnification may be limited by applicable securities laws.

     3.6 Finder or Broker. Neither such Securityholder nor any person acting on behalf of such Securityholder has negotiated with any finder, broker, intermediary, or similar person in connection with the transactions contemplated herein.

                                     ARTICLE IV.

                                Additional Provisions.

     4.1 Indemnification. From and after the Closing, the Company, on the one hand, and the Securityholders (severally and not jointly), on the other hand, shall indemnify and save harmless the other (including officer, directors, employees, agents and representatives) against any loss, claim, liability, expense (including reasonable attorney's fees) or other damage caused by or arising out of (i) the breach of any representation or warranty made by any such party or (ii) the failure by the party against whom indemnification is sought to perform any of its covenants or agreements in this Agreement.

     4.2 Communications. All notices or other communications hereunder shall be in writing and shall be given by registered or certified mail (postage prepaid and return receipt requested), by an overnight courier service which obtains a receipt to evidence delivery, or by telex or facsimile transmission (provided that written confirmation of receipt is provided), addressed as set forth below:

          If to the Company:

               Network-1 Security Solutions, Inc.
               70 Walnut Street
               Wellesley, MA 02181
               Attention: Avi A. Fogel, President and Chief Executive Officer

          With a copy to:

               Bizar Martin & Taub, LLP
               1350 Avenue of the Americas
               29th Floor
               New York, New York 10019
               Attention:  Sam Schwartz, Esq.

     If to the Securityholders, at their respective addresses as set forth on Exhibit A hereto, or such other address as any party may designate to the other in accordance with the aforesaid procedure. All notices and other communications sent by overnight courier service shall be deemed to have been given as of the next business day after delivery thereof to such courier service, those given by telex or facsimile transmission shall be deemed given when sent, and all notices and other communications sent by mail shall be deemed given as of the third business day after the date of deposit in the United States mail.

     4.3 Successors and Assigns. The Company may not sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement, except to a corporation which has succeeded to substantially all of the business and assets of the Company and has assumed in writing its obligations under this Agreement, and this Agreement shall be binding on the Company and such successor. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Securityholders and their successors and assigns.

     4.4 Amendments and Waivers. Neither this Agreement nor any term hereof may be changed or waived (either generally or in a particular instance and either retroactively or prospectively) absent the written consent each party hereto.

     4.5 Survival of Representations. The representations, warranties, covenants, and agreements made herein or in any certificate or document executed in connection herewith shall survive the execution and delivery of this Agreement and the issuance and delivery of the Shares to the Securityholders.

     4.6 Delays or Omissions; Waiver. No delay or omission to exercise any right, power, or remedy accruing to either the Company or the Securityholders upon any breach or default by the other under this Agreement shall impair any such right, power, or remedy no shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

     4.7 Entire Agreement; Binding Effect. This Agreement (together with the exhibit attached hereto) contains the entire understanding of the parties with respect to their respective subject matter and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect thereto are merged herein and therein. This Agreement and the Exchange shall be binding on each Securityholder who executes this Agreement. The failure of any Securityholder named in Exhibit A to execute this Agreement shall not effect the Closing of the Exchange with respect to those Securityholders who have executed this Agreement.

     4.8 Headings. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement.

     4.9 Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflict of laws.

     4.10 Further Actions. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed on the date hereinabove set forth.


                         NETWORK-1 SECURITY SOLUTIONS, INC.


                         By: /s/ Avi A. Fogel
                            -------------------------------------------------
                              Name:     Avi A. Fogel
                              Title:    President and Chief Executive Officer


                         SECURITYHOLDERS:

                         APPLEWOOD ASSOCIATES, L.P.


                         By: /s/ Barry Rubenstein
                            -------------------------------------------------
                              Name: Barry Rubenstein
                              Title:   General Partner

                         CMH CAPITAL MANAGEMENT CORP.


                         By: /s/ Corey Horowitz
                            -------------------------------------------------
                              Name: Corey Horowitz
                              Title:   President


                         /s/ Corey Horowitz
                         ----------------------------------------------------
                              COREY M. HOROWITZ


                         CAPCOR EMPLOYEE PENSION PLAN


                         By: /s/   Corey Horowitz
                            -------------------------------------------------
                              Name: Corey Horowitz
                              Title:   Authorized Signatory



                         RAPTUR MANAGEMENT CO.


                         By: /s/   Steve Ackerman
                            -------------------------------------------------
                              Name: Steve Ackerman
                              Title:   President


                         /s/   Douglas Lipton
                         ----------------------------------------------------
                              DOUGLAS LIPTON


                         /s/    Lawrence Wein
                         ----------------------------------------------------
                              LAWRENCE WEIN


                         /s/     Steven Heineman
                         ----------------------------------------------------
                              STEVEN HEINEMAN


                         /s/    Herb Karlitz
                         ----------------------------------------------------
                              HERB KARLITZ

                         /s/     Charles Stevenson
                         ----------------------------------------------------
                              CHARLES P. STEVENSON, JR.


                         /s/    Albert Kalimian
                         ----------------------------------------------------
                              ALBERT KALIMIAN



                         NAVIGATOR FUND, L.P

                         By: /s/   Corey Horowitz
                            -------------------------------------------------
                              Name: Corey Horowitz
                              Title:   Authorized Signatory



                         NAVIGATOR GLOBAL FUND

                         By: /s/   Corey Horowitz
                            -------------------------------------------------
                              Name: Corey Horowitz
                              Title:   Authorized Signatory


                         /s/    Robert Graifman
                         ----------------------------------------------------
                              ROBERT GRAIFMAN



                         MBF CAPITAL CORP.


                         By: /s/ Mark Fisher
                            -------------------------------------------------
                              Name:
                              Title:



                         BENTLEY ONE, LTD.

                         By: /s/   Gerald Josephson
                            -------------------------------------------------
                              Name: Gerald Josephson
                              Title:

                         BARINGTON CAPITAL GROUP, L.P.

                         By: /s/    Marc S. Cooper
                            -------------------------------------------------
                              Name: Marc S. Cooper
                              Title:   Vice-Chairman



                         GKN SECURITIES CORP.


                         By: /s/   Peter R. Kent
                            -------------------------------------------------
                              Name: Peter R. Kent
                              Title:   Chief Operating Officer


                         /s/ David Nussbaum
                         ----------------------------------------------------
                              DAVID M. NUSSBAUM


                         /s/    Roger Gladstone
                         ----------------------------------------------------
                              ROGER GLADSTONE


                         /s/   Robert Gladstone
                         ----------------------------------------------------
                              ROBERT GLADSTONE


                         /s/   Deborah S. Novick
                         ----------------------------------------------------
                              DEBORAH L. SCHONDORF NOVICK


                         /s/ Neil Betoff
                         ----------------------------------------------------
                              NEIL BETOFF


                         /s/   Richard Buonocore
                         ----------------------------------------------------
                              RICHARD BUONOCORE


                         /s/   Brian K. Coventry
                         ----------------------------------------------------
                              BRIAN K. COVENTRY


                         /s/   Andrew G. Lazarus
                         ----------------------------------------------------
                              ANDREW G. LAZARUS

                                      EXHIBIT A

                                                                        NUMBER OF SHARES
NAME AND ADDRESS                          WARRANTS OR                   OF COMMON STOCK
OF SECURITYHOLDER                   OPTIONS TO BE EXCHANGED             TO BE RECEIVED
-----------------                   -----------------------             ----------------
Applewood Associates, L.P.    Warrants to purchase 546,250 shares            421,337
68 Wheatley Road              of Common Stock (56,250 shares at
Brookville, New York 11545    an exercise price of $4.00 per
                              share/expires 2/24/2007; 100,000
                              shares at an exercise price of $3.00
                              per share/expires 9/26/2007; 90,000
                              shares at an exercise price of $3.00
                              per share/expires 3/2/2008; 300,000
                              shares at an exercise price of $3.00
                              per share/expires 5/14/2008)

CMH Capital Management Corp.  Warrants to purchase 29,286 shares              22,664
909 Third Avenue, 9th Floor   of Common Stock (14,286 shares at
New York, New York 10022      an exercise price of $3.00 per
                              share/expires 9/26/2007; 15,000
                              shares at an exercise price of $3.00
                              per share/expires 3/2/2008)

Corey M. Horowitz             Warrants to purchase 215,000 shares            188,689
220 East 63rd Street - PH-D   of Common stock (200,000 shares at
New York, New York 10021      an exercise price of $1.00 per
                              share/expires 11/29/2005 and 15,000
                              shares at an exercise price of $3.00
                              per share/expires 4/23/2008)

Capcor Employee Pension Plan  Warrants to purchase 100,000 shares             79,545
c/o Corey M. Horowitz         of Common Stock at an exercise
CMH Capital Management Corp.  price of $2.00 per share/expires
909 Third Avenue, 9th Floor   11/29/2005
New York, New York 10022


Raptur Management Co.         Warrants to purchase 22,500 shares              15,825
c/o Corey Horowitz            of Common Stock at an exercise
CMH Capital Management Corp.  price of $4.00 per share/expires
909 Third Avenue, 9th Floor   2/24/2007
New York, New York 10022

Douglas Lipton                Warrants to purchase 11,250 shares               7,913
1235 Park Avenue, Apt 2B      of Common Stock at an exercise
New York, New York 10128      price of $4.00 per share/expires
                              2/24/2007


                                                                        NUMBER OF SHARES
NAME AND ADDRESS                          WARRANTS OR                   OF COMMON STOCK
OF SECURITYHOLDER                   OPTIONS TO BE EXCHANGED             TO BE RECEIVED
-----------------                   -----------------------             ----------------
Lawrence Wein                 Warrants to purchase 5,625 shares of             3,956
247 West 12th Street          Common Stock at an exercise price
New York, New York 10014      of $4.00 per share/expires 2/24/2007

Steven Heineman               Warrants to purchase 5,625 shares of             3,956
69 LaRue Drive                Common Stock at an exercise price
Huntington, New York 11743    of $4.00 per share/expires 2/24/2007

Herb Karlitz                  Warrants to purchase 18,750 shares              13,808
55 Old Quarry Road            of Common Stock (11,250 shares at
Englewood Drive, NJ 07631     an exercise price of $4.00 per
                              share/expires 4/29/2007; 7,500 shares
                              at an exercise price of $3.00 per
                              share/expires 3/2/2008)

Charles P. Stevenson, Jr      Warrants to purchase 22,500 shares              15,825
c/o Corey Horowitz            of Common Stock at an exercise
CMH Capital Management Corp.  price of $4.00 per share/expires
909 Third Avenue, 9th Floor   2/24/2007
New York, New York 10022

Albert Kaliman                Warrants to purchase 11,250 shares               7,913
P.O. Box 645                  of Common Stock at an exercise
Locust Valley, NY 11560       price of $4.00 per share/expires
                              2/24/2007

Navigator Fund, L.P.          Warrants to purchase 69,075 shares              48,929
c/o Corey Horowitz            of Common Stock at an exercise
CMH Capital Management Corp.  price of $4.00 per share/expires
909 Third Avenue, 9th Floor   4/29/2007
New York, New York 10022

Navigator Global Fund         Warrants to purchase 9,675 shares of             6,853
c/o Corey Horowitz            Common Stock at an exercise price
CMH Capital Management Corp.  of $4.00 per share/expires 4/29/2007
909 Third Avenue, 9th Floor
New York, New York 10022

Robert Graifman               Warrants to purchase 7,500 shares of             5,839
100 Tennyson                  Common Stock at an exercise price
Short Hills, NJ               of $3.00 per share/expires 3/2/2008

MBF Capital Corp.             Warrants to purchase 15,000 shares              11,723
12 East 49th Street           of Common Stock at an exercise
New York, New York 10017      price of $3.00 per share/expires
                              4/23/2008


                                                                        NUMBER OF SHARES
NAME AND ADDRESS                          WARRANTS OR                   OF COMMON STOCK
OF SECURITYHOLDER                   OPTIONS TO BE EXCHANGED             TO BE RECEIVED
-----------------                   -----------------------             ----------------
Bentley One, Ltd.             Warrants to purchase 75,000 shares              58,700
Harborside Apt # 3            of Common Stock at an exercise
Cloister Drive                price of $3.00 per share/expires
Paradise Island               5/14/2008
Nassau, Bahamas
P.O. Box N-732

Barington Capital Group, L.P. Options to purchase 25,000 shares of            11,110
888 7th Avenue, 17th Floor    Common Stock at an exercise price
New York, New York 10019      of $4.00 per share/expires 3/14/2001

GKN Securities Corp.          Options to purchase 34,650 shares of            15,399
61 Broadway                   Common Stock at an exercise price
New York, New York 10006      of $4.00 per share/expires 3/14/2001

David M. Nussbaum             Options to purchase 14,025 shares of             6,233
GKN Securities Corp.          Common Stock at an exercise price
61 Broadway                   of $4.00 per share/expires 3/14/2001
New York, New York 10006

Robert Gladstone              Options to purchase 14,025 shares of             6,233
GKN Securities Corp.          Common Stock at an exercise price
61 Broadway                   of $4.00 per share/expires 3/14/2001
New York, New York 10006

Roger Gladstone               Options to purchase 14,025 shares of             6,233
GKN Securities Corp.          Common Stock at an exercise price
61 Broadway                   of $4.00 per share/expires 3/14/2001
New York, New York 10006

Deborah L. Schondorf          Options to purchase 2,150 shares of                955
GKN Securities Corp.          Common Stock at an exercise price
61 Broadway                   of $4.00 per share/expires 3/14/2001
New York, New York 10006

Neil Betoff                   Options to purchase 375 shares of                  167
GKN Securities Corp.          Common Stock at an exercise price
61 Broadway                   of $4.00 per share/expires 3/14/2001
New York, New York 10006

Richard Buonocore             Options to purchase 1,650 shares of                733
GKN Securities Corp.          Common Stock at an exercise price
61 Broadway                   of $4.00 per share/expires 3/14/2001
New York, New York 10006

                                                                        NUMBER OF SHARES
NAME AND ADDRESS                          WARRANTS OR                   OF COMMON STOCK
OF SECURITYHOLDER                   OPTIONS TO BE EXCHANGED             TO BE RECEIVED
-----------------                   -----------------------             ----------------
Brian K. Coventry             Options to purchase 600 shares of                  267
GKN Securities Corp.          Common Stock at an exercise price
61 Broadway                   of $4.00 per share/expires 3/14/2001
New York, New York 10006

Andrew G. Lazarus             Options to purchase1,000 shares of                 444
GKN Securities Corp.          Common Stock at an exercise price
61 Broadway                   of $4.00 per share/expires 3/14/2001
New York, New York 10006

----------------------------------------------------------------------------------------
                      TOTAL     1,271,786                                    961,249



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